UNITED DOMINION REALTY TRUST, INC.
              UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 1996
                  and the Nine Months Ended September 30, 1997

BASIS OF PRESENTATION

The Unaudited Pro Forma Combined Statements of Operations for the year ended December 31, 1996 and the nine months ended September 30, 1997 are presented as if the Merger had occurred on January 1, 1996. The Unaudited Pro Forma Combined Statements of Operations give effect to the Merger under the purchase method of accounting in accordance with Accounting Standards Board Opinion No. 16, and the combined entity qualifying as a REIT, distributing at least 95% of its taxable income, and therefore, incurring no federal income tax liability for the periods presented. In addition to the Merger, the United Dominion Pro Forma Statements of Operations give effect to the following acquisitions as if they had occurred on January 1, 1996: (i) the acquisition of a portfolio of 18 apartment communities in August 1996, (ii) the acquisition of two apartment communities in May 1996, (iii) the acquisition of South West Property Trust Inc. (44 apartment communities) on December 31, 1996 and (iv) the acquisition of 17 apartment communities during 1997 (See Note (A) to the Unaudited Pro Forma Combined Statements of Operations). In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made. The ASR Pro Forma Statements of Operations give effect to the following acquisitions as if they had occurred on January 1, 1996: (i) the acquisition of the Winton Properties and Winton and Associates on April 30, 1997, (ii) the acquisition of Pima Mortgage L.P. and Pima Realty Advisors, Inc. on April 30, 1997, (iii) the acquisition of London Park Apartments in March 1997, (iv) the acquisition of the remaining 85% interest in La Privada Apartments L.L.C. and the related sale of ASR's interest in the other five joint ventures on April 30, 1997, (v) the acquisition of Ivystone/Woodsedge Apartments and The Court Apartments in April 1997, (vi) the acquisition of Gentry Place Apartments, Smith Summit Apartments, Park on Preston Apartments and On The Boulevard Apartments in September 1997, and (viii) the acquisition of Arbor Terrace Apartments in October 1997 (see Note
(B) to the Unaudited Pro Forma Combined Statements of Operations).

The Unaudited Pro Forma Combined Statements of Operations are presented for comparative purposes only and are not necessarily indicative of what the actual combined results of United Dominion and ASR would have been for the year ended December 31, 1996 and the nine months ended September 30, 1997 if the Merger and other acquisitions had occurred on January 1, 1996, nor do they purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Combined Statements of Operations should be read in conjunction with, and are qualified in their entirety by, the respective historical financial statements and notes thereto of United Dominion and ASR.



                                             UNITED DOMINION REALTY TRUST, INC.
                                    UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                                            For the Year Ended December 31, 1996
                                            (In thousands, except per share data)

                                                                                                                   United
                                                     United                      Disposition       Pro Forma      Dominion
                                                    Dominion          ASR        of Mortgage        Merger        Pro Forma
                                                 Pro Forma (A)   Pro Forma (B)    Assets (C)      Adjustments     Combined
                                                 -------------   -------------    ----------      -----------     --------
Income
 Rental income.................................    $377,580         $44,759                                       $422,339
 Interest and other non-property
   income......................................       2,683                                                          2,683
                                                      -----                                                          -----

                                                    380,263          44,759                                        425,022

Expenses
 Rental expenses:
   Utilities...................................      26,744           3,541                                         30,285
   Repairs and maintenance.....................      58,365           5,712                                         64,077
   Real estate taxes...........................      30,706           4,139                                         34,845
   Property management.........................       8,948           1,481                           $(372) (E)    10,057
   Other rental expenses.......................      39,486           5,769                                         45,255
 Depreciation of real estate owned.............      73,220           9,839                            (390) (D)    82,669
 Interest......................................      85,109          13,429                          (1,229) (F)    97,309
 General and administrative....................       7,113           3,158                          (2,605) (G)     7,666
 Other depreciation and amortization...........       1,629            438                              (70) (H)     1,997
 Impairment loss on real estate
   owned.......................................        290                                                             290
                                                       ---                                                             ---

                                                    331,610          47,506                         (4,666)        374,450
                                                    -------          ------                         -------        -------

Income from and gains on sales or
 redemptions of mortgage assets................                      12,103       $(12,103)
                                                                     ------       ---------

Income before gains on sales of
 investments and minority interest of
 unitholders in operating partnership..........      48,653           9,356        (12,103)          4,666          50,572
Gains on sales of investments..................       4,346                                                          4,346
Minority interest of unitholders in
 operating partnership.........................       (582)           (573)                                         (1,155)
                                                      -----           -----                                         -------

Net income.....................................      52,417           8,783        (12,103)          4,666          53,763
Dividends to preferred shareholders............       9,713                                                          9,713
                                                      -----                                                          -----

Net income available to common
 shareholders..................................     $42,704          $8,783       $(12,103)         $4,666         $44,050
                                                    =======          ======       =========         ======         =======


Net income per common share....................       $0.52                                                          $0.49
                                                      =====                                                          =====


Distributions declared per common
 share.........................................       $0.96                                                          $0.96
                                                      =====                                                          =====


Weighted average number of common
 shares outstanding............................      81,505                                           7,859 (I)     89,364
                                                     ======                                           =========     ======


See accompanying notes.





                                             UNITED DOMINION REALTY TRUST, INC.
                                    UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                                        For the Nine Months Ended September 30, 1997
                                            (In thousands, except per share data)

                                                                                                                    United
                                                    United          ASR       Disposition        Pro Forma         Dominion
                                                   Dominion         Pro       of Mortgage         Merger           Pro Forma
                                                 Pro Forma(A)    Forma(B)      Assets(C)        Adjustments        Combined
                                                 ------------    --------      ---------        -----------        --------

Income
 Rental income...............................      $300,752      $34,417                                          $335,169
 Interest and other non-property
   income....................................          867          464                                              1,331
                                                       ---          ---                                              -----

                                                   301,619        34,881                                           336,500

Expenses
 Rental expenses:
   Utilities.................................       19,429         2,569                                            21,998
   Repairs and maintenance...................       43,139         3,819                                            46,958
   Real estate taxes.........................       24,682         3,389                                            28,071
   Property management.......................        9,679         1,065                            $(279) (E)      10,465
   Other rental expenses.....................       32,134         4,981                                            37,115
 Depreciation of real estate owned...........       57,487         7,330                             (143) (D)      64,674
 Interest....................................       64,212        10,075                             (853) (F)      73,434
 General and administrative..................        5,271         2,506                           (2,374) (G)       5,403
 Acquisition related expense.................                      6,215                                             6,215
 Other depreciation and amortization.........        1,339          207                               (24) (H)       1,522
 Impairment loss on real estate
   owned.....................................        1,400                                                           1,400
                                                     -----                                                           -----

                                                   258,772        42,156                           (3,673)         297,255
                                                   -------        ------                           -------         -------

 Income from and gains on sales or
   redemptions of mortgage assets............                     17,265       $(17,265)
                                                                  ------       ---------

 Income before gains on sales of
   investments and minority interest of
   unitholders in operating partnership             42,847         9,990        (17,265)            3,673           39,245
 Gains on sales of investments...............       12,682          474                                             13,156
 Minority interest of unitholders in
   operating partnership.....................         (443)        (374)                                             (817)
                                                      -----        -----                                             -----

 Net income..................................       55,086        10,090        (17,265)            3,673           51,584
 Dividends to preferred shareholders.........       11,692                                                          11,692
                                                    ------                                                          ------

 Net income available to common
   shareholders..............................      $43,394       $10,090       $(17,265)           $3,673          $39,892
                                                   =======       =======       =========           ======          =======


 Net income per common share.................        $0.50                                                           $0.42
                                                     =====                                                           =====


 Distributions declared per common
   share.....................................      $0.7575                                                         $0.7575
                                                   =======                                                         =======


 Weighted average number of common
   shares outstanding........................       86,602                                          7,859 (I)       94,461
                                                    ======                                          =========       ======

See accompanying notes.

                       UNITED DOMINION REALTY TRUST, INC.
                NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS
                OF OPERATIONS OR THE YEAR ENDED DECEMBER 31, 1996
                  AND THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

  (A) The United Dominion Pro Forma Statements of Operations reflect the historical results of United Dominion adjusted to reflect the operations of:
  (i) 18 apartment communities acquired in an August 15, 1996 portfolio acquisition as previously reported on Form 8-K dated August 15, 1996 filed with the Securities and Exchange Commission on August 31, 1996 (subsequently updated to reflect results of operations for the twelve months ended December 31, 1996 on Form 8-K/A filed March 17, 1997), (ii) the acquisition of two apartment communities in May 1996, as previously reported on Form 8-K dated October 31, 1996 filed with the Securities and Exchange Commission on November 15, 1996 (subsequently updated to reflect results of operations for the twelve months ended December 31, 1996 on Form 8-K/A filed on March 17, 1997, (iii) the acquisition of 44 apartment communities owned by South West Property Trust Inc. on December 31, 1996, as previously reported on Form 8-K dated December 31, 1996 filed with the Securities and Exchange Commission on January 15, 1997, including Form 8-K/A filed on March 17, 1997, (iv) the acquisition of 12 apartment communities as previously reported on Form 8-K dated July 1, 1997, including Form 8-K/A filed September 15, 1997 (subsequently amended to reflect the results of operations for the nine months ended September 30, 1997 on Form 8-K/A filed on December 31, 1997), and (v) the acquisition of five apartment communities during the third quarter of 1997 as previously reported on Form 8-K dated October 21, 1997 filed with the Securities and Exchange Commission on November 5, 1997, including Form 8-K/A filed on December 31, 1997, all incorporated by reference into this Registration Statement, for the periods not owned by United Dominion.

  (B) The ASR Pro Forma Statements of Operations reflect the historical results of ASR adjusted to reflect the following 1997 transactions. The pro forma adjustments for these transactions have been reported in the Current Reports on Form 8-K filed by ASR with the Securities and Exchange Commission: (a) (i) the acquisition of the Winton Properties and Winton & Associates on April 30, 1997, (ii) the acquisition of Pima Mortgage L.P. and Pima Realty Advisors, Inc. on April 30, 1997, (iii) the acquisition of London Park Apartments in March 1997, (iv) the acquisition of the remaining 85% interest in La Privada Apartments L.L.C. and the related sale of the Company's interests in the other five joint ventures on April 30, 1997, and (v) the acquisition of Ivystone/Woodsedge Apartments and The Court Apartments in April 1997, all as previously reported on Form 8-K filed on May 15, 1997, as amended on Form 8-K/A filed on June 16, 1997; (b) the acquisition of three apartment communities in September 1997 as previously reported on Form 8-K filed on September 18, 1997; (c) the acquisition of On The Boulevard Apartments in September, 1997 and the acquisition of Arbor Terrace Apartments in October, 1997, as previously reported on Form 8-K filed on November 6, 1997, as amended on Form 8-K/A filed on January 6, 1998. Certain reclassifications have been made to ASR's pro forma statements of operations to conform to United Dominion's financial statement presentations. The reclassifications consist primarily of reporting minority interest consistent with United Dominion's presentation.

  (C) Represents the elimination of the income from and gains on sales or redemptions of mortgage assets reported by ASR during the periods presented. Beginning in 1996, ASR implemented a strategic plan to divest its mortgage asset portfolio and reinvest the net proceeds in the acquisition of apartment communities. ASR completed the sale of its remaining mortgage asset portfolio in June 1997, the net proceeds of which were primarily used to acquire apartment communities. The income from and gains on sales of mortgage assets is eliminated since these assets will not have a continuing impact on results of operations for the combined entity.

  (D) Represents the net decrease in depreciation of real estate owned as a result of recording the ASR real estate assets at fair value versus historical cost and using United Dominion's depreciable lives. Depreciation is computed on a straight-line basis over the estimated useful lives of the related assets which have an estimated weighted average useful life of approximately 26.8 years. Buildings have been depreciated over 35 years and other assets over 5, 10 or 20 years depending on the useful life of the related asset.



Calculation of the fair value of depreciable real estate assets at September 30,
1997:
                 Purchase price (See Pro Forma Combined Balance Sheet Note
                   (C)).................................................................................         $334,616
                 Less:      Purchase price allocated to cash and
                   cash equivalents.....................................................................            8,284
       Purchase price allocated to other assets.........................................................           10,130
       Purchase price allocated to land.................................................................           47,290
       Purchase price allocated to real estate under
       development......................................................................................              925
       Purchase price allocated to real estate held for
       disposition......................................................................................           14,830
                                                                                                                   ------

                 Pro forma basis of ASR's depreciable real estate held for
                   investment at fair value.............................................................         $253,157
                                                                                                                 ========

Calculation of depreciation of real estate owned for the year ended December 31, 1996 and the nine months ended September 30, 1997 are as follows:

                                                                                                           Nine Months
                                                                                   Year Ended                Ended
                                                                                 December 31,            September 30,
                                                                                      1996                    1997
                                                                                      ----                    ----

              Depreciation expense based upon an estimated
                 weighted average useful life of
                 approximately 26.8 years...................................           $9,449                  $7,187
              Less: ASR's pro forma depreciation of real
                 estate owned...............................................           (9,839)                 (7,330)
                                                                                       -------                 -------

              Pro forma adjustment..........................................            $(390)                 $(143)
                                                                                        ======                 ======


(E) Reflects the net estimated reduction of property management costs of $372 and $279 for the year ended December 31, 1996 and the nine months ended
September 30, 1997, respectively, based upon the identified historical costs of certain items which are anticipated to be eliminated or reduced as a result of the Merger, as follows:

                                                                                                            Nine Months
                                                                                      Year Ended                Ended
                                                                                     December 31,          September 30,
                                                                                         1996                  1997
                                                                                         ----                  ----

             Net reduction in salary, benefits and other
               compensation due to the termination of all
               ASR employees prior to the Merger in
               accordance with the Merger Agreement............................          $(249)                $(187)
             Net reduction in travel and entertainment.........................            (20)                  (15)
             Net reduction in professional services............................            (34)                  (25)
             Net reduction in other expenses...................................            (69)                  (52)
                                                                                           ----                  ----

             Pro forma adjustment..............................................          $(372)                $(279)
                                                                                         ======                ======






(F)  Represents  the net  adjustment  to  interest  expense  for the year  ended
December 31, 1996 and the nine months ended September 30, 1997, as follows:

                                                                                                             Nine Months
                                                                                       Year Ended               Ended
                                                                                      December 31,         September 30,
                                                                                           1996                 1997
                                                                                           ----                 ----

            To adjust amortization of ASR's deferred financing
             costs which would be eliminated in the Merger.......................           $(368)              $(207)
            To reflect the amortization of the premium required
             to record ASR's mortgage notes payable at fair
             value...............................................................           (1,196)              (897)
            To reflect the additional borrowings of $5,492 (See
             Note (G) of the Pro Forma Combined Balance Sheet) at current market interest rates available to
             United Dominion of 6.1%.............................................             335                 251
                                                                                              ---                 ---

            Pro forma adjustment.................................................          $(1,229)             $(853)
                                                                                           ========             ======


(G) Represents the net reduction to general and administrative expenses of $2,605 and $2,374 for the year ended December 31, 1996 and the nine months ended
September 30, 1997, respectively, based upon the identified historical costs of certain items which are anticipated to be eliminated or reduced as a result of the Merger, as follows:

                                                                                                             Nine Months
                                                                                        Year Ended               Ended
                                                                                       December 31,         September 30,
                                                                                            1996                1997
                                                                                            ----                ----

        Salary, benefits and other compensation due to the termination of all ASR employees prior to the Merger in accordance
         with the Merger Agreement................................................         ($2,155)             ($1,954)
        Duplicate public company expenses.........................................             (64)                 (28)
        Professional services.....................................................            (238)                (273)
        Other expenses............................................................            (148)                (119)
                                                                                              -----               -----

        Pro forma adjustment......................................................         ($2,605)             ($2,374)
                                                                                           ========             ========


(H) Represents the elimination of the pro forma amortization of goodwill included in the ASR Pro Forma Statements of Operations which would be eliminated in the Merger.

(I) The pro  forma  weighted  average  shares  outstanding  for the  year  ended
December 31, 1996 and the nine months ended September 30, 1997 are computed as follows:

                                                                                                            Nine Months
                                                                                      Year Ended                Ended
                                                                                     December 31,          September 30,
                                                                                          1996                  1997
                                                                                          ----                  ----

        ASR's pro forma weighted average common shares and
         operating partnership units outstanding................................          5,961                 5,961
        Less: units in the operating partnership................................           (971)                 (971)
                                                                                           -----                -----

        ASR pro forma weighted average common shares outstanding                          4,990                 4,990
                                                                                          =====                 =====


        United Dominion pro forma weighted average common shares
         outstanding............................................................         81,505                86,602
        Increase in United Dominion common stock at an the
         Exchange Ratio of 1.575 for the ASR pro forma weighted
         average common shares outstanding**....................................          7,859                 7,859
                                                                                          -----                 -----

        Pro forma combined shares...............................................         89,364                94,461
                                                                                         ======                ======

** Weighted average pro forma adjusted ASR common shares outstanding multiplied by the Exchange Ratio.

                       UNITED DOMINION REALTY TRUST, INC.
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                               SEPTEMBER 30, 1997

BASIS OF PRESENTATION

The Unaudited Pro Forma Combined Balance Sheet gives effect to the proposed Merger of United Dominion and ASR as if the Merger had occurred on September 30, 1997. In addition, The Unaudited Pro Forma Combined Balance Sheet gives effect to the acquisition by United Dominion of two apartment communities during the fourth quarter of 1997 as previously reported on Form 8-K dated October 21, 1997 filed with the Securities and Exchange Commission on November 5, 1997, including Form 8-K/A filed on December 31, 1997, and the acquisition by ASR of one apartment community on October 27, 1997, as previously reported on Form 8-K dated October 27, 1997 filed with the Securities and Exchange Commission on November 6, 1997, including Form 8-K/A filed on January 6, 1998. The Unaudited Pro Forma Combined Balance Sheet gives effect to the Merger under the purchase method of accounting in accordance with Accounting Standards Board Opinion No.
16. In the opinion of management, all significant adjustments necessary to reflect the effects of the Merger have been made.

The Unaudited Pro Forma Combined Balance Sheet is presented for comparative purposes only and is not necessarily indicative of what the actual combined financial position of United Dominion and ASR would have been at September 30, 1997, nor does it purport to represent the future combined financial position of United Dominion and ASR. This Unaudited Pro Forma Combined Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of United Dominion and ASR.



                                             UNITED DOMINION REALTY TRUST, INC.
                                                 CONSOLIDATED BALANCE SHEETS
                                                     September 30, 1997
                                        (Amounts in thousands, except for share data)

                                                                                                                   United
                                                               United                           ProForma          Dominion
                                                              Dominion          ASR              Merger          Pro Forma
                                                           Pro Forma (A)   Pro Forma (B)       Adjustments        Combined
                                                           -------------   -------------       -----------        --------
ASSETS
Real estate owned:
 Real estate held for investment.........................   $2,236,520         $273,780          $26,667 (D)    $2,536,967
 Less: accumulated depreciation..........................     (200,538)         (11,539)          11,539 (D)      (200,538)
                                                             ---------         --------           ----------      ---------

                                                             2,035,982          262,241           38,206         2,336,429
 Real estate under development...........................       33,628              925                             34,553
 Real estate held for disposition........................      131,576                            14,830 (D)       146,406
Cash and cash equivalents................................        5,383            8,284                             13,667
Other assets.............................................       65,639           14,363           (4,233)(E)        75,769
                                                               ------           ------            -----------       ------

     Total assets........................................   $2,272,208          $285,813          $48,803        $2,606,824
                                                            ==========         ========          =======         ==========


LIABILITIES AND SHAREHOLDERS' EQUITY
Notes payable-secured....................................     $424,295         $175,118           $8,220 (F)      $607,633
Notes payable-unsecured..................................      691,219                             5,492 (G)       696,711
Distributions payable to common shareholders.............       22,261                                              22,261
Accounts payable and other liabilities...................       62,361           10,047                             72,408
                                                                ------           ------                             ------

     Total liabilities...................................    1,200,136          185,165           13,712         1,399,013
Minority interest of unitholders in operating
 partnership.............................................       14,570           19,527            1,893 (H)        35,990
Shareholders' equity:
 Preferred stock, no par value; $25 liquidation
   preference,  25,000,000  shares authorized;
   4,200,000 shares 9.25% Series A Cumulative
   Redeemable............................................      105,000                                             105,000
   6,000,000 shares 8.60% Series B
     Cumulative Redeemable...............................      150,000                                             150,000
 Common stock............................................       88,162               51            7,808 (I)        96,021
 Additional paid-in capital..............................      893,701         1 91,155          (84,695)(I)     1,000,161
 Notes receivable from officer shareholders..............       (9,168)            (317)             317 (I)        (9,168)
 Distributions in excess of earnings.....................     (170,193)        (109,768)         109,768 (I)      (170,193)
                                                              ---------       ---------          -----------      ---------

 Total shareholders' equity..............................    1,057,502           81,121           33,198         1,171,821
                                                             ---------           ------           ------          ---------

     Total liabilities and shareholders' equity..........   $2,272,208         $285,813          $48,803         $2,606,824
                                                            ==========         ========          =======         ==========


See accompanying notes.



                       UNITED DOMINION REALTY TRUST, INC.
               NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                               SEPTEMBER 30, 1997
                  (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

(A) The Unaudited Pro Forma Balance  Sheet  reflects the  historical  results of
United Dominion adjusted to reflect the acquisition of two apartment communities during the fourth quarter of 1997 as previously reported on Form 8-K dated
October 21, 1997 filed with the Securities  and Exchange  Commission on November
5, 1997, including Form 8-K/A filed on December 31, 1997.

(B) The Unaudited Pro Forma Balance Sheet reflects the historical results of ASR adjusted to reflect the acquisition of one apartment community acquired on October 27, 1997 as previously reported on Form 8-K dated October 27, 1997 filed by ASR with the Securities and Exchange Commission on November 6, 1997, as amended on Form 8-K/A filed on January 6, 1998. Certain reclassifications have been made to ASR's historical balance sheet to conform to United Dominion's balance sheet presentation. The reclassifications consist primarily of reporting minority interest consistent with United Dominion's presentation.

(C) Represents  adjustments to record the Merger in accordance with the purchase method  of  accounting,  based  upon the  assumed  purchase  price of  $334,616, assuming a market value of $14.00 per share of United  Dominion common stock, as follows:
                Issuance of 7,859 shares of United  Dominion  common stock based on the 1.575  exchange  ratio in exchange  for 4,990 shares of
                  ASR common stock at an assumed price of
                  $14.00 per share........................................................................       $110,031
                Adjustment to record the fair value of the 971 ASR LP Units not acquired by United Dominion which are convertible to
                  1.575 shares at an assumed price of $14.00 per share....................................         21,420
                Assumption of ASR liabilities.............................................................        185,165
                Adjustment to record ASR mortgage notes payable at fair
                  value...................................................................................          8,220
                Adjustment to record ASR stock options at fair value
                  (353 stock options convertible to 1.575 shares of United
                  Dominion common stock at a fair value of $7.875)........................................          4,378
                Merger costs (see calculation below)......................................................          5,402
                                                                                                                    -----

                Total adjustment..........................................................................       $334,616
                                                                                                                 ========


The  following  is an  estimate  of the fees and other  expenses  related to the
Merger:

                 Advisory fees....................................................       $1,100
                 Legal and accounting fees........................................          800
                 Severance and other compensation.................................        3,187
                 Other............................................................          315
                                                                                            ---

                 Total adjustment.................................................       $5,402
                                                                                         ======




(D) Increase of $53,036 in the net book value of ASR's real estate assets based upon United Dominion's purchase price and the adjustment to eliminate ASR's pro forma accumulated depreciation of $11,539, as follows:

         Purchase price (See Note (C))....................................................                        $334,616
         Less basis of ASR's assets assumed:
             Real estate held for investment, net of accumulated
                depreciation..............................................................      $262,241
             Real estate held for development.............................................           925
             Cash and cash equivalents....................................................         8,284
             Other assets (See Note (E))..................................................        10,130
                                                                                                  ------

                                                                                                                   281,580

         Pro forma adjustment -- step up to record fair value of ASR's
            real estate assets............................................................                          53,036
         Less: Reclass of real estate held for disposition**..............................                          14,830
                                                                                                                    ------

         Pro forma adjustments real estate held for investment............................                         $38,206
                                                                                                                   =======


** United Dominion intends to sell three apartment communities and one office building included in the ASR portfolio. Consequently, the assumed fair value less the estimated costs to sell aggregating $14,830 would be reclassified to real estate held for disposition.

(E) To adjust the pro forma basis of ASR's other assets to eliminate deferred financing and similar costs in the aggregate amount of $4,233, which would be eliminated in connection with the Merger.

(F) To record the $8,220 premium required to adjust the ASR fixed-rate mortgage notes payable to estimated fair value based on interest rates believed to be available to United Dominion for issuance of mortgage debt with similar terms and remaining maturities.

(G) Represents the additional borrowings of $5,492 of variable-rate bank debt incurred by United Dominion to fund Merger costs of $5,402 (See Note (C)) and registration costs of $90 (See Note (I)).

(H) Adjustment to record the fair value of 971 ASR LP Units convertible to 1.575 shares of United Dominion Common Stock pursuant to the Merger Agreement at an assumed price of $14.00 per share, as follows:

                 ASR LP Units.............................................................           971
                 Exchange Ratio...........................................................         1.575
                                                                                                   -----

                 Adjusted ASR LP Units....................................................         1,530
                 Assumed price per Unit...................................................        $14.00
                                                                                                  ------

                 Value of ASR LP Units....................................................       $21,420
                 Less: ASR pro forma minority interest....................................        19,527
                                                                                                  ------

                 Pro forma adjustment.....................................................        $1,893
                                                                                                  ======

(I) To adjust  ASR's pro forma  shareholders'  equity to reflect the issuance of
7,859 shares of United  Dominion  common stock at an assumed price of $14.00 per share  (at an  exchange  ratio  of  1.575),  in  exchange  for all of the  4,990 outstanding  shares of ASR's common stock, to record the estimated  Registration
Costs in  connection  with the Merger of $90 and to record the fair value of the
ASR Stock Options of $4,378 (see Note (C)), as follows:

                                                                        Additional      Notes Receivable      Distributions
                                                           Common         Paid-In            Officer            In Excess
                                                            Stock         Capital         Shareholders         Of Earnings
                                                            -----         -------         ------------         -----------

Issuance of United Dominion common stock..............     $7,859         $102,172             $--                   $--
Registration costs incurred in connection with the
  Merger..............................................                         (90)
Record the fair value of the ASR Stock Options (See
Note (C)).............................................                       4,378
ASR's pro forma shareholders' equity..................        (51)        (191,155)           317                109,768
                                                             ----         ---------           ---                -------

Pro forma adjustments.................................     $7,808         $(84,695)          $317               $109,768
                                                           ======         =========          ====               ========